             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K

                     CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):January 15, 1999


                  NORTH ARKANSAS BANCSHARES, INC.
-----------------------------------------------------------
    (Exact name of registrant as specified in charter)


         Tennessee                0-23525         71-0800742
-----------------------------------------------------------------
(State or other jurisdiction    (Commission   (I.R.S. Employer
of incorporation)               File Number)  Identification No.)


200 Olivia Drive, Newport, Arkansas                   72112
-----------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(870) 523-3611

ITEM 5.  OTHER EVENTS
         ------------

     On January 15, 1999, North Arkanas Bancshares, Inc. (the "Registrant"), announced that it had received the approval of the Office of Thrift Supervision to repurchase up to 10% of its outstanding shares of common stock, approximately 37,030 shares. The Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         -----------------------------------------------------

     Exhibit 99.1  Press Release dated January 15, 1999

                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NORTH ARKANSAS BANCSHARES, INC.



                           BY: /s/ Brad Snider
                               ---------------------------
                               Brad Snider
                               President and Chief
                               Executive Officer

Date: January 15, 1999